SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    --------


                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

           Date of Report (Date of Earliest Event Reported): September
                                    14, 2000

                           NEBCO EVANS HOLDING COMPANY
             (Exact Name of Registrant as Specified in its Charter)



          DELAWARE                   333-33223                 06-1444203
     (State or other             (Commission File            (IRS Employer
     jurisdiction of                 Number)                 Identification
     incorporation)                                              Number)


                               545 STEAMBOAT ROAD
                          GREENWICH, CONNECTICUT 06830
               (Address of principal executive offices) (zip code)

                                 (203) 422-3000
       -----------------------------------------------------------------
              (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS.

         On September 14, 2000, AmeriServe Food Distribution,
Inc. announced the filing of a Plan of Reorganization with the U.S. Bankruptcy Court in Wilmington, Del.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS
         AND EXHIBITS.

(a)      Financial statements of businesses acquired.

         Not Applicable

(b)      Pro forma financial information.

         Not Applicable

(c)      Exhibits.

         Exhibit 99.15 --  Press Release dated
         September 14, 2000



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                            NEBCO EVANS HOLDING
                                            COMPANY

                                            BY:/S/_KEVIN J. ROGAN
                                               -----------------------------
                                             Name: Kevin J. Rogan
                                             Title: Vice President and Secretary

Date: September 15, 2000